John Hancock Variable Insurance Trust

Supplement dated February 29, 2012

to the Prospectus dated May 2, 2011

Financial Services Trust

The sections “Management – Portfolio Managers” and “Management – Portfolio Managers – Davis Selected Advisers, L.P.” are amended as follows:

Effective March 2, 2012, Charles Cavanaugh is no longer a portfolio manager of the Fund.

Kenneth Feinberg will continue to serve as portfolio manager of the Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated February 29, 2012

to the SAI dated May 2, 2011

Financial Services Trust

The section APPENDIX III - PORTFOLIO MANAGER INFORMATION - Davis Selected Advisers, L.P.” is amended as follows:

Effective March 2, 2012, Kenneth Feinberg is no longer a portfolio manager of the Fund.

Kenneth Feinberg will continue to serve as portfolio manager of the Fund.